SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 4, 2004


                                 MakeMusic! Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-26192                                                  41-1716250
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 937-9611
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.

     (a)  Financial statements: None.

     (b)  Pro forma financial information: None.

     (c)  Exhibits:

          Exhibit 99   Press release dated August 3, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On August 3, 2004, MakeMusic! Inc. issued a press release announcing its 2004 second quarter financial results. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

     The information in this Current Report, including the Exhibit 99 attached hereto and incorporated herein, shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in the Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained or incorporated herein is material investor information that is not otherwise publicly available.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   MAKEMUSIC! INC.


                                                   By    /s/ William R. Wolff
                                                     ---------------------------
Date:   August 4, 2004                                   William R. Wolff,
                                                         Chief Executive Officer

                                  EXHIBIT INDEX

                                 MAKEMUSIC! INC.
                             Form 8-K Current Report




EXHIBIT NO.                ITEM

   99                      Press Release dated August 3, 2004